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                                EXHIBIT 10.18.1


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                                      June 30, 1997


Crescent Jewelers
315 11th Street
Oakland, California  94607

Gentlemen:

         Reference is made to that certain Loan and Security Agreement (the "Loan Agreement") dated as of October 15, 1996 among Crescent Jewelers ("Borrower")and Friedman's Inc. ("Lender"). Borrower has requested that Lender agree to amend the Loan Agreement to increase the capital expenditure limitation. Lender is willing to do so on the terms and subject to the conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       The Loan Agreement is hereby amended as follows:

         Paragraph 11(q) to the Loan Agreement is hereby amended to delete the amount "3,500,000" opposite the Fiscal Year 1997 test date and to insert the amount "4,000,000" in substitution therefor.

         2. This Amendment shall not become effective until Lender has received each of the following items, in form and substance satisfactory to
Lender:

         (a)      this Amendment, fully executed by all parties hereto;

         (b) evidence that the LaSalle Loan Agreement has been revised such that the capital expenditures limitation contained therein for Fiscal Year 1997 is equal to $4,000,000.

         (c) evidence that each of the documents evidencing the Existing Subordinated Indebtedness be revised such that the capital expenditures limitation contained therein for Fiscal Year 1997 is equal to or greater than(i) $4,000,000 or (ii) $500,000 plus the existing capital expenditure limitation for Fiscal Year 1997.

         3. Except as expressly amended hereby, the Loan Agreement and Exhibit A thereto remain unchanged and of full force and effect in accordance with the terms thereof.



                                      FRIEDMAN'S INC.

                                      By /s/
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                                      Its
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Accepted and agreed to
this 30th day of June, 1997

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CRESCENT JEWELERS

By /s/
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Its
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Consented and agreed to by the following guarantors
of the obligations of Borrower to Lender

CRESCENT JEWELERS

By /s/
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Its
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DIAMOND INSURANCE COMPANY

By /s/
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Its
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